UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

March 24, 2026

Date of Report (Date of earliest event reported)

Drugs Made In America Acquisition II Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42863	99-1815624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 East Broward Boulevard, Suite 700 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

646-726-7074

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary share, $0.0001 par value and one right to receive one-tenth of one ordinary share	DMIIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	DMII	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one Ordinary Share	DMIIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 11, 2026, Drugs Made In America Acquisition II Corp. (the “Company”) issued an unsecured convertible note (the “Bridge Note”) to Alpha Multi Family Office (the “Investor”) in the principal amount of $150,000 (the “Bridge Loan”). The Bridge Loan represented an initial loan towards a contemplated $1,400,000 financing (the “Convertible Notes Financing”) pursuant to previously-disclosed Letter of Intent (“LOI”).

Effective March 24, 2026, the Company and the Investor entered into the Definitive Investment and Sponsor Transition Agreement (the “Agreement”) for the Convertible Notes Financing, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, on March 30, 2026, the Company and the Investor entered into an Interim Convertible Note in the amount of $300,000 (the “Second Note”). The Second Note has a maturity date nine months from the date of issuance, unless earlier converted and does not bear interest. Upon the consummation of the Company’s initial business combination (the “Business Combination”), the outstanding principal amount of the Second Note may, at the option of the Investor, be converted into shares of the combined entity at a conversion price equal to a 35% discount to the market price of such shares at the time of conversion.

The Company intends to use the proceeds of the Second Loan for accounting expenses, audit expenses and other expenses related to the Business Combination.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Second Note is incorporated herein by reference.

The Second Note represents a direct financial obligation of the Company. The Second Note is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Definitive Investment and Sponsor Transition Agreement
10.2	Interim Convertible Note ($300,000) (incorporated by reference to Exhibit A to Exhibit 10.1 hereto)
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2026

DRUGS MADE IN AMERICA ACQUISITION II CORP.

By:	/s/ Roger Bendelac
Name:	Roger Bendelac
Title:	Chief Executive Officer

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